UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): July 20, 2012

CHINA BIOLOGIC PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34566	75-2308816
(State or other jurisdiction of	(Commission File No.)	(IRS Employer ID No.)
incorporation or organization)

18th Floor, Jialong International Building
19 Chaoyang Park Road
Chaoyang District, Beijing 100125
People’s Republic of China
(Address of Principal Executive Offices)

86-10-6598-3166
Registrant’s telephone number, including area code

_______________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

China Biologic Products, Inc. (the “Company”) held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”) on Friday, July 20, 2012. Proxies for the Annual Meeting were solicited pursuant to the Company’s proxy statement filed on July 2, 2012 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934 (the “Proxy Statement”).

The Company’s stockholders considered eleven proposals, each of which is described in the Proxy Statement. A total of 13,782,369 shares were represented in person or by proxy, or 51.93% of the total shares outstanding. The final results of votes with respect to the proposals submitted for stockholder vote at the Annual Meeting are set forth below.

Proposal 1 - Election of Directors

Stockholders elected David (Xiaoying) Gao, Sean Shao, Yungang Lu, Bing Li, Wenfang Liu, Zhijun Tong, Chong Yang Li, Sandy (Han) Zhang and Albert (Wai Keung) Yeung as directors as follows:

Director	For	Withhold
David (Xiaoying) Gao	13,782,369	—
Sean Shao	13,744,301	8,068
Yungang Lu	13,782,369	—
Bing Li	13,782,369	—
Wenfang Liu	13,782,369	—
Zhijun Tong	13,782,369	—
Chong Yang Li	35,318	13,747,051
Sandy (Han) Zhang	35,318	13,747,051
Albert (Wai Keung) Yeung	13,782,369	—

According to our Corporate Governance Guidelines, in an uncontested election (i.e., an election where the only nominees are those recommended by the board of directors), any nominee for director who receives a greater number of votes “withheld” from his/her election than votes “for” such election (a “Majority Withheld Vote”) is obligated to promptly tender his/her resignation to the Board following certification of the stockholder vote.

In the event of a tendered resignation following a Majority Withheld Vote, the Governance and Nomination Committee will thereafter promptly consider the resignation offer and recommend to the Board action with respect to the tendered resignation, and the Board shall promptly act upon such recommendation. In considering what action to recommend with respect to the tendered resignation, the Governance and Nomination Committee will take into account all factors deemed relevant by the members of the Governance and Nomination Committee including, without limitation, any stated reasons why stockholders “withheld” votes for election from such director, the length of service and qualifications of the director whose resignation has been tendered, the overall composition of the board of directors, the director’s contributions to us, and our Corporate Governance Guidelines.

Proposal 2 - Ratification of the Selection of KPMG as the Company’s Independent Public Accounting Firm for the Fiscal Year ending December 31, 2012

Stockholders ratified the selection of KPMG as the Company’s independent public accounting firm for the fiscal year ending December 31, 2012.

For	Against	Abstain
13,782,369	—	—

Proposal 3 – Advisory Vote on Executive Compensation

Stockholders approved the compensation of our named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain
13,780,001	2,368	—

Proposal 4 – Adoption of the Amendment to FOURTH Article of the Certificate of Incorporation

Stockholders approved and adopted the amendment to FOURTH Article of the Certificate of Incorporation to (i) permit the Board to issue up to 10,000,000 shares of preferred stock in one or more series and with such rights (including voting, dividend and conversion), preferences and designations as the Board deems necessary or advisable without any further action by our stockholders and (ii) require an affirmative vote of holders of at least two-thirds (2/3) of the combined voting power of the then outstanding shares of capital stock of the Company, voting together as a single class (the “Stockholder Super Majority Vote”), to amend such provision.

For	Against	Abstain
13,754,397	27,972	—

Proposal 5 – Adoption of the Amendment to FIFTH Article of the Certificate of Incorporation

Stockholders approved and adopted the amendment to FIFTH Article of the Certificate of Incorporation to (i) prohibit stockholders from taking action by written consent in lieu of a meeting, and (ii) require a Stockholder Super Majority Vote to amend such provision.

For	Against	Abstain
13,754,397	27,972	—

Proposal 6– Adoption of the Amendment to SIXTH Article of the Certificate of Incorporation

Stockholders approved and adopted the amendment to SIXTH Article of the Certificate of Incorporation to clarify that the Board has the power to adopt, amend or repeal the Bylaws of the Company unless otherwise specified for any particular provision in such Bylaws.

For	Against	Abstain
13,754,397	27,972	—

Proposal 7– Adoption of the Proposed EIGHTH Article of the Certificate of Incorporation and the Amendments to Section 3.03 and Section 8.09 of the Bylaws

Stockholders approved and adopted the proposed EIGHTH Article to the Certificate of Incorporation and the amendments to Section 3.03 and Section 8.09 of the Bylaws to (i) adopt a classified Board and authorize the Board to designate the directors into three classes, and (ii) require a Stockholder Super Majority Vote to amend such provision.

For	Against	Abstain
13,754,397	27,972	—

Proposal 8– Adoption of the Amendment to Section 2.03 of the Bylaws

Stockholders approved and adopted the amendment to Section 2.03 of the Bylaws to prohibit stockholders and certain other persons from calling a special meeting of the stockholders of the Company.

For	Against	Abstain
13,754,397	27,972	—

Proposal 9– Adoption of the Amendment to Section 2.04 of the Bylaws

Stockholders approved and adopted the proposed Section 2.04 to the Bylaws to provide advance notice requirements for business that may be conducted at a stockholder meeting.

For	Against	Abstain
13,754,397	27,972	—

Proposal 10– Adoption of the Amendment to Section 3.02 of the Bylaws

Stockholders approved and adopted the amendment to Section 3.02 of the Bylaws to provide that the Board shall consist of no more than nine members.

For	Against	Abstain
13,764,083	18,286	—

Proposal 11– Adoption of the Amendment to Section 8.09 of the Bylaws

Shareholders approved and adopted the amendment to Section 8.09 of the Bylaws to require a Stockholder Super Majority Vote to further amend the proposed provisions in Proposal No.7 to Proposal No. 10.

For	Against	Abstain
13,754,397	27,972	—

There were no broker non-votes for any of the proposals submitted for stockholder vote at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2012	CHINA BIOLOGIC PRODUCTS, INC.

	By:	/s/ David (Xiaoying) Gao
David (Xiaoying) Gao
Chief Executive Officer